                                                                    EXHIBIT 77O

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.    (a) Issuer: Alstria Office REIT - AG

      (b)  CUSIP: DE000A0LD2U1 (c)  Class of Securities: Common

3.    Underwriter/Seller from whom securities were purchased: Commerzbank AG
      London

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Morgan Stanley

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Morgan Stanley and Commerzbank

6.    Par Value purchased by the Fund: 13,310

7.    Principal amount purchased by the Fund: $150,067.91

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $3,551,570

9.    Aggregate principal amount of offering: EUR 60,948,077

10.   Purchase price (net of fees and expenses): EUR 8.50

11.   Date offering is due to commence: February 22, 2012

12.   Trade Date: February 22, 2012

13.   Price at close of the first day on which any sales were made: EUR 8.306

14.   Commission, spread or profit to be received by principal underwriters:
      Zero Commission

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [_]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [X]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]


/s/ Michiel Te Paske                     Michiel Te Paske, Fund Manager
---------------------------------------  --------------------------------------
Authorized Sub-adviser Representative    Name and Title


Morgan Stanley Investment Management     March 26, 2012
---------------------------------------  --------------------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: VP Partners Small Cap Growth Fund

2.    (a) Issuer: ServiceNow Inc.

      (b)  CUSIP: 817626P102 (c)  Class of Securities: Common Stock

3.    Underwriter/Seller from whom securities were purchased: Morgan Stanley

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Morgan Stanley, Citi, Deutsche Bank Securities, Barclays, Credit Suisse, UBS, Pacific Crest Securities, Wells Fargo Securities

6.    Par Value purchased by the Fund N/A

7.    Principal amount purchased by the Fund: $7,308.00

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $540,000,000

9.    Aggregate principal amount of offering: $209,700,000

10.   Purchase price (net of fees and expenses): $18.00

11.   Date offering is due to commence: 6/28/2012

12.   Trade Date: 6/28/2012

13.   Price at close of the first day on which any sales were made: $18.00

14.   Commission, spread or profit to be received by principal underwriters:
      7.00%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Joe Eberhardy                        Joe Eberhardy, Portfolio Manager
---------------------------------------  --------------------------------------
Authorized Sub-adviser Representative    Name and Title


Wells Capital Management, Inc.           July 20, 2012
---------------------------------------  --------------------------------------
Sub-adviser Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: VARIABLE PORTFOLIO--PARTNERS SMALL CAP GROWTH FUND

2.    (a) Issuer: Forum Energy Technologies, Inc.

      (b) CUSIP: 34984V100 (c) Class of Securities: Common Stock

3. Underwriter/Seller from whom securities were purchased: JP Morgan Securities Inc

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. Deutsche Bank Securities Inc., Simmons & Company International, Tudor, Pickering, Holt & Co. Securities, Inc., Capital One Southcoast, Inc., Dahlman Rose & Company, LLC, FBR Capital Markets & Co., Howard Weil Incorporated, Johnson Rice & Company L.L.C.

6.    Par Value purchased by the Fund: $20

7.    Principal amount purchased by the Fund: $132,400

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $2.5 million

9.    Aggregate principal amount of offering: $378,947,320

10.   Purchase price (net of fees and expenses): $20

11.   Date offering is due to commence: 04/12/12

12.   Trade Date: 04/12/12

13.   Price at close of the first day on which any sales were made: $20

14.   Commission, spread or profit to be received by principal underwriters:
      $1.25

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.) part of an issue registered under the Securities Act of 1933 that [X] is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                  [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
       States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:      [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
       or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv) part of an issue that is an "Eligible Foreign Offering," meaning [_] the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v)    part of an issue that is an "Eligible Rule 144A Offering,"        [_]
       meaning  the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule
       144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ George P. Hawley                   George P. Hawley, Senior Vice President
-------------------------------------  ----------------------------------------
Authorized Sub-adviser                 Name and Title
Representative

TCW Investment Management Company      May 4, 2012
-------------------------------------  ----------------------------------------
Sub-advisor Firm Name                  Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: VARIABLE PORTFOLIO--PARTNERS SMALL CAP GROWTH FUND

2.    (a) Issuer: Midstates Petroleum Company, Inc.

      (b) CUSIP: 59804T100 (c) Class of Securities: Common Stock

3.    Underwriter/Seller from whom securities were purchased: Goldman Sachs &
      Co.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: SG Americas Securities, LLC

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      Goldman, Sachs & Co., Morgan Stanley & Co., Wells Fargo Securities, LLC,SunTrust Robinson Humphrey, Inc., Citigroup Global Markets, Inc., Tudor, Pickering, Holt & Co. Securities, Inc., Barclays Capital Inc., UBS Securities LLC, RBC Capital Markets, LLC, Natixis Securities Americas LLC, RBS Securities Inc., SG Americas Securities, LLC, Howard Weil Incorporated, Johnson Rice & Company L.L.C., Simmons & Company International

6.    Par Value purchased by the Fund: $13

7.    Principal amount purchased by the Fund: $470,600

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9.1 million

9.    Aggregate principal amount of offering: $312 million

10.   Purchase price (net of fees and expenses): $13

11.   Date offering is due to commence: 04/20/12

12.   Trade Date: 04/20/12

13.   Price at close of the first day on which any sales were made: $13

14.   Commission, spread or profit to be received by principal underwriters:
      $0.78

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]


/s/ George P. Hawley                   George P. Hawley, Senior Vice President
-------------------------------------  ----------------------------------------
Authorized Sub-adviser                 Name and Title
Representative

TCW Investment Management Company      May 4, 2012
-------------------------------------  ----------------------------------------
Sub-advisor Firm Name                  Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: VARIABLE PORTFOLIO--PARTNERS SMALL CAP GROWTH FUND

2.    (a) Issuer: Splunk Inc.

      (b) CUSIP: 848637104 (c) Class of Securities: Common Stock

3.    Underwriter/Seller from whom securities were purchased: Morgan Stanley

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Pacific Crest Securities LLC, Cowen and Company, LLC

6.    Par Value purchased by the Fund: $17

7.    Principal amount purchased by the Fund: $19,550

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $510,000

9.    Aggregate principal amount of offering: $229.5 million

10.   Purchase price (net of fees and expenses): $17

11.   Date offering is due to commence: 04/18/12

12.   Trade Date: 04/18/12

13.   Price at close of the first day on which any sales were made: $17

14.   Commission, spread or profit to be received by principal underwriters:
      $1.19

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

  (i.)  part of an issue registered under the Securities Act of 1933     [X]
        that is being offered to the public where:
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (ii)  "Government Securities," meaning securities that:                [_]
  . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
        States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (iii) "Eligible Municipal Securities," meaning securities that are:    [_]
  . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
  . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
        or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

  (iv)  part of an issue that is an "Eligible Foreign Offering,"         [_]
        meaning the offering:
  .     is part of a public offering conducted under the laws of a foreign country;
  .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
  .     is offered at a fixed price to all purchasers in the offering;
  . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
  . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
        "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (v)   part of an issue that is an "Eligible Rule 144A Offering,"       [_]
        meaning the offering:
  . is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
  . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
  . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
  . the issuer (including predecessors) has been in continuous operation for at least three years.
        For purposes of determining compliance with the Eligible Rule
        144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]


                                  Page 2 of 2

/s/ George P. Hawley                   George P. Hawley, Senior Vice President
-------------------------------------  ----------------------------------------
Authorized Sub-adviser                 Name and Title
Representative

TCW Investment Management Company      May 4, 2012
-------------------------------------  ----------------------------------------
Sub-advisor Firm Name                  Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: Wells Fargo US Short Duration Government Fund

2.    (a) Issuer: Santander Drive Auto Receivables Trust

      (b) CUSIP: 80282WAB6 (c) Class of Securities: SDART 2012-3 A3

3.    Underwriter/Seller from whom securities were purchased: Deutsche Bank

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund:      7,022,000

7.    Principal amount purchased by the Fund: $7,021,848.32

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $15,000,000

9.    Aggregate principal amount of offering: $358,980,000

10.   Purchase price (net of fees and expenses):$ 99.99784

11.   Date offering is due to commence: 5/7/12

12.   Trade Date: 5/7/12

13.   Price at close of the first day on which any sales were made: $99.99784

14.   Commission, spread or profit to be received by principal underwriters:
      0.170%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.) part of an issue registered under the Securities Act of 1933 that [X] is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                  [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
       States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:      [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
       or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning   [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v)   part of an issue that is an "Eligible Rule 144A Offering,"         [_]
       meaning the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule
       144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]


/s/ Daniel Luft                          Daniel Luft - Portfolio Coordinator
---------------------------------------  --------------------------------------
Authorized Sub-adviser Representative    Name and Title


Wells Capital Management                 July 19, 2012
---------------------------------------  --------------------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: Wells Fargo US Short Duration Government Fund

2.    (a) Issuer: Santander Drive Auto Receivables Trust

      (b) CUSIP: 80282WAC4 (c) Class of Securities: SDART 2012-3 A3

3.    Underwriter/Seller from whom securities were purchased: Deutsche Bank

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 5,853,000

7.    Principal amount purchased by the Fund: $5,852,840.80

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $12,500,000

9.    Aggregate principal amount of offering: $227,230,000

10.   Purchase price (net of fees and expenses): $99.99728

11.   Date offering is due to commence: 5/7/12

12.   Trade Date: 5/7/12

13.   Price at close of the first day on which any sales were made: $99.99728

14.   Commission, spread or profit to be received by principal underwriters:
      0.200%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

  (i.)  part of an issue registered under the Securities Act of 1933     [X]
        that is being offered to the public where:
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (ii)  "Government Securities," meaning securities that:                [_]
  . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
        States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (iii) "Eligible Municipal Securities," meaning securities that are:    [_]
  . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
  . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
        or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

  (iv)  part of an issue that is an "Eligible Foreign Offering,"         [_]
        meaning the offering:
  .     is part of a public offering conducted under the laws of a foreign country;
  .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
  .     is offered at a fixed price to all purchasers in the offering;
  . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
  . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
        "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (v)   part of an issue that is an "Eligible Rule 144A Offering,"       [_]
        meaning the offering:
  . is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
  . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
  . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
  . the issuer (including predecessors) has been in continuous operation for at least three years.
        For purposes of determining compliance with the Eligible Rule
        144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

 /s/ Daniel Luft                          Daniel Luft - Portfolio Coordinator
 ---------------------------------------  -------------------------------------
 Authorized Sub-adviser Representative    Name and Title

 Wells Capital Management                 July 19, 2012
 ---------------------------------------  -------------------------------------
 Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Apache Corporation (APA 3.25 15Apr22)

      (b) CUSIP: 037411AZ (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 88,000

7.    Principal amount purchased by the Fund: $87,702

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 4,590,000

9.    Aggregate principal amount of offering: $1,096,271,000

10.   Purchase price (net of fees and expenses): $99.661

11.   Date offering is due to commence: 4/3/12

12.   Trade Date: 4/3/12

13.   Price at close of the first day on which any sales were made: $99.661

14.   Commission, spread or profit to be received by principal underwriters:
      0.650%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

  (i.)  part of an issue registered under the Securities Act of 1933     [X]
        that is being offered to the public where:
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (ii)  "Government Securities," meaning securities that:                [_]
  . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
        States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (iii) "Eligible Municipal Securities," meaning securities that are:    [_]
  . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
  . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
        or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

  (iv)  part of an issue that is an "Eligible Foreign Offering,"         [_]
        meaning the offering:
  .     is part of a public offering conducted under the laws of a foreign country;
  .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
  .     is offered at a fixed price to all purchasers in the offering;
  . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
  . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
        "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (v)   part of an issue that is an "Eligible Rule 144A Offering,"       [_]
        meaning the offering:
  . is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
  . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
  . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
  . the issuer (including predecessors) has been in continuous operation for at least three years.
        For purposes of determining compliance with the Eligible Rule
        144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

 /s/ Cynthia Chau                          Cynthia Chau, Vice President
 ----------------------------------------  ------------------------------------
 Authorized Sub-adviser Representative     Name and Title

 J.P. Morgan Investment Management, Inc.   May 8, 2012
 ----------------------------------------  ------------------------------------
 Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Apache Corporation (APA 4.75 15Apr43)

      (b) CUSIP: 037411BA (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Citigroup Global

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 268,000

7.    Principal amount purchased by the Fund: $267,263

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 26,814,000

9.    Aggregate principal amount of offering: $1,495,875,000

10.   Purchase price (net of fees and expenses): $99.725

11.   Date offering is due to commence: 4/3/12

12.   Trade Date: 4/3/12

13.   Price at close of the first day on which any sales were made: $99.725

14.   Commission, spread or profit to be received by principal underwriters:
      0.875%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

 /s/ Cynthia Chau                        Cynthia Chau, Vice President
 --------------------------------------- -------------------------------------
 Authorized Sub-adviser Representative   Name and Title

 J.P. Morgan Investment Management, Inc. May 22, 2012
 --------------------------------------- -------------------------------------
 Sub-advisor Firm Name                   Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Pacific Gas & Electric (PCG 4.45 15APR42)

      (b) CUSIP: 694308GZ (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Wells Fargo
      Advisors

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 257,000

7.    Principal amount purchased by the Fund: $255,692

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 9,843,000

9.    Aggregate principal amount of offering: $397,964,000

10.   Purchase price (net of fees and expenses): $99.491

11.   Date offering is due to commence: 4/11/12

12.   Trade Date: 4/11/12

13.   Price at close of the first day on which any sales were made: $99.491

14.   Commission, spread or profit to be received by principal underwriters:
      0.875%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                      Cynthia Chau, Vice President
------------------------------------  -----------------------------------
Authorized Sub-adviser                Name and Title
Representative

J.P. Morgan Investment
Management, Inc.                      May 8, 2012
------------------------------------  -----------------------------------
Sub-advisor Firm Name                 Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: AmeriCredit Automobile Receivables Trust 2012-2 A2 (AMCAR 2012-2 A2 0.76% October 8, 2015)

      (b)  CUSIP: 03063WAB (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Credit Suisse Securities (USA)

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 620,000

7.    Principal amount purchased by the Fund: $619,966

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 15,500,000

9.    Aggregate principal amount of offering: $372,400,000

10.   Purchase price (net of fees and expenses): $99.99454

11.   Date offering is due to commence: 4/11/12

12.   Trade Date: 4/11/12

13.   Price at close of the first day on which any sales were made: $99.99454

14.   Commission, spread or profit to be received by principal underwriters:
      0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii) "Government Securities," meaning securities that:                    [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]


 /s/ Cynthia Chau                        Cynthia Chau, Vice President
 --------------------------------------- -------------------------------------
 Authorized Sub-adviser Representative   Name and Title

 J.P. Morgan Investment Management, Inc. May 8, 2012
 --------------------------------------- -------------------------------------
 Sub-advisor Firm Name                   Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: AmeriCredit Automobile Receivables Trust 2012-2 A3 (AMCAR 2012-2 A3 1.05% October 11, 2016)

      (b) CUSIP: 03063WAC (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Credit Suisse Securities (USA)

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 246,000

7.    Principal amount purchased by the Fund: $245,976

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 7,131,000

9.    Aggregate principal amount of offering: $165,820,000

10.   Purchase price (net of fees and expenses): $99.99018

11.   Date offering is due to commence: 4/11/12

12.   Trade Date: 4/11/12

13.   Price at close of the first day on which any sales were made: $99.99018

14.   Commission, spread or profit to be received by principal underwriters:
      0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]


 /s/ Cynthia Chau                        Cynthia Chau, Vice President
 --------------------------------------- -------------------------------------
 Authorized Sub-adviser Representative   Name and Title

 J.P. Morgan Investment Management, Inc. May 8, 2012
 --------------------------------------- -------------------------------------
 Sub-advisor Firm Name                   Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Petrobras International Finance Company
          (PETBRA 5.375% January 21, 2021)

      (b) CUSIP: 71645WAR (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Corporation

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 630,000

7.    Principal amount purchased by the Fund: $656,340

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $18,794,252

9.    Aggregate principal amount of offering: $2,750,000,000

10.   Purchase price (net of fees and expenses): 104.18

11.   Date offering is due to commence: 2/1/12

12.   Trade Date: 2/1/12

13.   Price at close of the first day on which any sales were made: 104.18

14.   Commission, spread or profit to be received by principal underwriters:
      0.30

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

  (i.)  part of an issue registered under the Securities Act of 1933     [X]
        that is being offered to the public where:
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (ii)  "Government Securities," meaning securities that:                [_]
  . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
        States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (iii) "Eligible Municipal Securities," meaning securities that are:    [_]
  . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
  . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
        or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

  (iv)  part of an issue that is an "Eligible Foreign Offering,"         [_]
        meaning the offering:
  .     is part of a public offering conducted under the laws of a foreign country;
  .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
  .     is offered at a fixed price to all purchasers in the offering;
  . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
  . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
        "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (v)   part of an issue that is an "Eligible Rule 144A Offering,"       [_]
        meaning the offering:
  . is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
  . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
  . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
  . the issuer (including predecessors) has been in continuous operation for at least three years.
        For purposes of determining compliance with the Eligible Rule
        144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]


 /s/ Cynthia Chau                        Cynthia Chau,Vice President
 --------------------------------------- -------------------------------------
 Authorized Sub-adviser Representative   Name and Title

 J.P. Morgan Investment Management, Inc. March 9, 2012
 --------------------------------------- -------------------------------------
 Sub-advisor Firm Name                   Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Kimberly-Clark Corporation (KMB 2.40% March 1, 2022)

      (b) CUSIP: 494368BH (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Corporation

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 268,000

7.    Principal amount purchased by the Fund: $263,910

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $3,626,797

9.    Aggregate principal amount of offering: $300,000,000

10.   Purchase price (net of fees and expenses): 98.47

11.   Date offering is due to commence: 2/6/12

12.   Trade Date: 2/6/12

13.   Price at close of the first day on which any sales were made: 98.47

14.   Commission, spread or profit to be received by principal underwriters:
      0.45

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering? Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

 /s/ Cynthia Chau                           Cynthia Chau, Vice President
 -----------------------------------------  -----------------------------------
 Authorized Sub-adviser Representative      Name and Title

 J.P. Morgan Investment Management, Inc.    March 9, 2012
 -----------------------------------------  -----------------------------------
 Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: HSBC USA Inc (HSBC 2.375% February 13, 2015)

      (b) CUSIP: 40428HPG (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: HSBC Securities
      (USA)

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 245,000

7.    Principal amount purchased by the Fund: $244,478

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $28,823,475

9.    Aggregate principal amount of offering: $1,500,000,000

10.   Purchase price (net of fees and expenses): 99.787

11.   Date offering is due to commence: 2/8/12

12.   Trade Date: 2/8/12

13.   Price at close of the first day on which any sales were made: 99.787

14.   Commission, spread or profit to be received by principal underwriters:
      0.25

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering? Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

 /s/ Cynthia Chau                           Cynthia Chau, Vice President
 -----------------------------------------  -----------------------------------
 Authorized Sub-adviser Representative      Name and Title

 J.P. Morgan Investment Management, Inc.    March 9, 2012
 -----------------------------------------  -----------------------------------
 Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Aflac Incorporated (AFL 2.65% February 15, 2017)

      (b) CUSIP: 001055AH (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 98,000

7.    Principal amount purchased by the Fund: $97,913

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $6,709,024

9.    Aggregate principal amount of offering: $400,000,000

10.   Purchase price (net of fees and expenses): 99.911

11.   Date offering is due to commence: 2/8/12

12.   Trade Date: 2/8/12

13.   Price at close of the first day on which any sales were made: 99.911

14.   Commission, spread or profit to be received by principal underwriters:
      0.60

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering? Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

 /s/ Cynthia Chau                           Cynthia Chau, Vice President
 -----------------------------------------  -----------------------------------
 Authorized Sub-adviser Representative      Name and Title

 J.P. Morgan Investment Management, Inc.    March 9, 2012
 -----------------------------------------  -----------------------------------
 Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Aflac Incorporated (AFL 4.00% February 15, 2022)

      (b) CUSIP: 001055AJ (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 78,000

7.    Principal amount purchased by the Fund: $77,860

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $4,666,585

9.    Aggregate principal amount of offering: $350,000,000

10.   Purchase price (net of fees and expenses): 99.820

11.   Date offering is due to commence: 2/8/12

12.   Trade Date: 2/8/12

13.   Price at close of the first day on which any sales were made: 99.820

14.   Commission, spread or profit to be received by principal underwriters:
      0.65

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering? Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

 /s/ Cynthia Chau                           Cynthia Chau, Vice President
 -----------------------------------------  -----------------------------------
 Authorized Sub-adviser Representative      Name and Title

 J.P. Morgan Investment Management, Inc.    March 9, 2012
 -----------------------------------------  -----------------------------------
 Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: Nissan Auto Receivables Owner Trust 2012-A A3 (NAROT 2012-A A3 0.73 May 16, 2016)

      (b) CUSIP: 65475UAC (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Credit Agricole Securities

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 517,000

7.    Principal amount purchased by the Fund: $516,931

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $14,196,100

9.    Aggregate principal amount of offering: $513,931,227

10.   Purchase price (net of fees and expenses): 99.987

11.   Date offering is due to commence: 2/15/12

12.   Trade Date: 2/15/12

13.   Price at close of the first day on which any sales were made: 99.987

14.   Commission, spread or profit to be received by principal underwriters:
      0.24

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

 /s/ Cynthia Chau                           Cynthia Chau, Vice President
 -----------------------------------------  -----------------------------------
 Authorized Sub-adviser Representative      Name and Title

 J.P. Morgan Investment Management, Inc.    March 9, 2012
 -----------------------------------------  -----------------------------------
 Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: Nissan Auto Receivables Owner Trust 2012-A A4 (NAROT 2012-A A4 1.00 July 16, 2018)

      (b) CUSIP: 65475UAC (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Credit Agricole Securities

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 333,000

7.    Principal amount purchased by the Fund: $332,897

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,497,061

9.    Aggregate principal amount of offering: $162,714,000

10.   Purchase price (net of fees and expenses): 99.969

11.   Date offering is due to commence: 2/15/12

12.   Trade Date: 2/15/12

13.   Price at close of the first day on which any sales were made: 99.969

14.   Commission, spread or profit to be received by principal underwriters:
      0.30

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                           Cynthia Chau, Vice President
-----------------------------------------  ------------------------------------
Authorized Sub-adviser Representative      Name and Title

J.P. Morgan Investment Management, Inc.    March 9, 2012
-----------------------------------------  ------------------------------------
Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: American Honda Finance Corporation (HNDA 2.125%
          February 28, 2017) - 144A

      (b) CUSIP: 02666QK7 (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: RBS Securities
      Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - Not Applicable

6.    Par Value purchased by the Fund: 452,000

7.    Principal amount purchased by the Fund: $451,977

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $6,352,682

9.    Aggregate principal amount of offering: $750,000,000

10.   Purchase price (net of fees and expenses): 99.995

11.   Date offering is due to commence: 2/21/12

12.   Trade Date: 2/21/12

13.   Price at close of the first day on which any sales were made: 99.995

14.   Commission, spread or profit to be received by principal underwriters:
      0.35

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [_]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [X] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                           Cynthia Chau, Vice President
-----------------------------------------  ------------------------------------
Authorized Sub-adviser Representative      Name and Title

J.P. Morgan Investment Management, Inc.    March 9, 2012
-----------------------------------------  ------------------------------------
Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: BHP Billiton Finance (USA) Limited (BHP 1.000%
      February 24. 2015)

      (b) CUSIP: 055451AN(c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 157,000

7.    Principal amount purchased by the Fund: $156,672

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $18,990,227

9.    Aggregate principal amount of offering: $1,000,000,000

10.   Purchase price (net of fees and expenses): 99.791

11.   Date offering is due to commence: 2/21/12

12.   Trade Date: 2/21/12

13.   Price at close of the first day on which any sales were made: 99.791

14.   Commission, spread or profit to be received by principal underwriters:
      0.25

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                           Cynthia Chau, Vice President
-----------------------------------------  ------------------------------------
Authorized Sub-adviser Representative      Name and Title

J.P. Morgan Investment Management, Inc.    March 9, 2012
-----------------------------------------  ------------------------------------
Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: BHP Billiton Finance (USA) Limited (BHP 1.625%
          February 24. 2017)

      (b) CUSIP: 055451AP (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 229,000

7.    Principal amount purchased by the Fund: $228,377

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $22,395,917

9.    Aggregate principal amount of offering: $1,250,000,000

10.   Purchase price (net of fees and expenses): 99.728

11.   Date offering is due to commence: 2/21/12

12.   Trade Date: 2/21/12

13.   Price at close of the first day on which any sales were made: 99.728

14.   Commission, spread or profit to be received by principal underwriters:
      0.35

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.) part of an issue registered under the Securities Act of 1933 that [X] is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                  [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
       States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:      [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
       or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning   [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v)   part of an issue that is an "Eligible Rule 144A Offering,"         [_]
       meaning the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule
       144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                           Cynthia Chau, Vice President
-----------------------------------------  ------------------------------------
Authorized Sub-adviser Representative      Name and Title

J.P. Morgan Investment Management, Inc.    March 9, 2012
-----------------------------------------  ------------------------------------
Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Burlington North Santa Fe, LLC (BRK 3.05% March 15, 2022)

      (b) CUSIP: 12189LAH (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Wells Fargo
      Advisors

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 217,000

7.    Principal amount purchased by the Fund: $216,458

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $6,529,635

9.    Aggregate principal amount of offering: $625,000,000

10.   Purchase price (net of fees and expenses): 99.750

11.   Date offering is due to commence: 2/28/12

12.   Trade Date: 2/28/12

13.   Price at close of the first day on which any sales were made: 99.750

14.   Commission, spread or profit to be received by principal underwriters:
      0.45

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

  (i.)  part of an issue registered under the Securities Act of 1933     [X]
        that is being offered to the public where:
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (ii)  "Government Securities," meaning securities that:                [_]
  . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
        States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (iii) "Eligible Municipal Securities," meaning securities that are:    [_]
  . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
  . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
        or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

  (iv)  part of an issue that is an "Eligible Foreign Offering,"         [_]
        meaning the offering:
  .     is part of a public offering conducted under the laws of a foreign country;
  .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
  .     is offered at a fixed price to all purchasers in the offering;
  . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
  . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
        "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (v)   part of an issue that is an "Eligible Rule 144A Offering,"       [_]
        meaning the offering:
  . is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
  . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
  . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
  . the issuer (including predecessors) has been in continuous operation for at least three years.
        For purposes of determining compliance with the Eligible Rule
        144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -----------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   March 9, 2012
----------------------------------------  -----------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Burlington North Santa Fe, LLC (BRK 4.40% March 15, 2042)

      (b) CUSIP: 12189LAJ (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Wells Fargo
      Advisors

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 500,000

7.    Principal amount purchased by the Fund: $497,925

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $2,290,455

9.    Aggregate principal amount of offering: $625,000,000

10.   Purchase price (net of fees and expenses): 99.585

11.   Date offering is due to commence: 2/28/12

12.   Trade Date: 2/28/12

13.   Price at close of the first day on which any sales were made: 99.585

14.   Commission, spread or profit to be received by principal underwriters:
      0.88

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

  (i.)  part of an issue registered under the Securities Act of 1933     [X]
        that is being offered to the public where:
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (ii)  "Government Securities," meaning securities that:                [_]
  . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
        States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (iii) "Eligible Municipal Securities," meaning securities that are:    [_]
  . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
  . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
        or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

  (iv)  part of an issue that is an "Eligible Foreign Offering,"         [_]
        meaning the offering:
  .     is part of a public offering conducted under the laws of a foreign country;
  .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
  .     is offered at a fixed price to all purchasers in the offering;
  . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
  . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
        "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (v)   part of an issue that is an "Eligible Rule 144A Offering,"       [_]
        meaning the offering:
  . is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
  . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
  . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
  . the issuer (including predecessors) has been in continuous operation for at least three years.
        For purposes of determining compliance with the Eligible Rule
        144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -----------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   March 9, 2012
----------------------------------------  -----------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: Ally Auto Receivables Trust 2012-1 A3 (ALLYA 2012-1 A3 0.93% February 16 2016)

      (b) CUSIP: 02005YAE (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 709,000

7.    Principal amount purchased by the Fund: $708,897

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $22,228,000

9.    Aggregate principal amount of offering: $465,000,000

10.   Purchase price (net of fees and expenses): 99.98554

11.   Date offering is due to commence: 1/11/12

12.   Trade Date: 1/11/12

13.   Price at close of the first day on which any sales were made: 99.98554

14.   Commission, spread or profit to be received by principal underwriters:
      0.25

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

  (i.)  part of an issue registered under the Securities Act of 1933     [X]
        that is being offered to the public where:
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (ii)  "Government Securities," meaning securities that:                [_]
  . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
        States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (iii) "Eligible Municipal Securities," meaning securities that are:    [_]
  . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
  . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk;
        or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

  (iv)  part of an issue that is an "Eligible Foreign Offering,"         [_]
        meaning the offering:
  .     is part of a public offering conducted under the laws of a foreign country;
  .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
  .     is offered at a fixed price to all purchasers in the offering;
  . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
  . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
        "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
  . the issuer (including predecessors) has been in continuous operation for at least three years.

  (v)   part of an issue that is an "Eligible Rule 144A Offering,"       [_]
        meaning the offering:
  . is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
  . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
  . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
  . the issuer (including predecessors) has been in continuous operation for at least three years.
        For purposes of determining compliance with the Eligible Rule
        144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -------------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   February 7, 2012
----------------------------------------  -------------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: Santander Drive Auto Receivables Trust 2012-1 A2 (SDART 2012-1 A2 1.25% April 15, 2015)

      (b) CUSIP: 80281AAB (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 1,124,000

7.    Principal amount purchased by the Fund: $1,123,970

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $25,753,000

9.    Aggregate principal amount of offering: $375,000,000

10.   Purchase price (net of fees and expenses): 99.99733

11.   Date offering is due to commence: 1/11/12

12.   Trade Date: 1/11/12

13.   Price at close of the first day on which any sales were made: 99.99733

14.   Commission, spread or profit to be received by principal underwriters:
      0.17

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -------------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   February 7, 2012
----------------------------------------  -------------------------------------
Sub-advisor Firm Name		          Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: Santander Drive Auto Receivables Trust 2012-1 A3 (SDART 2012-1 A3 1.49% October 15, 2015)

      (b) CUSIP: 80281AAC (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 411,000

7.    Principal amount purchased by the Fund: $410,997

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $5,589,000

9.    Aggregate principal amount of offering: $85,360,000

10.   Purchase price (net of fees and expenses): 99.99934

11.   Date offering is due to commence: 1/11/12

12.   Trade Date: 1/11/12

13.   Price at close of the first day on which any sales were made: 99.99934

14.   Commission, spread or profit to be received by principal underwriters:
      0.20

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -------------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   February 7, 2012
----------------------------------------  -------------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Commonwealth Bank of Australia (CBAAU 2.25%
          March 16, 2017) - 144A

      (b) CUSIP: 20271AAB (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Corporation

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.    Par Value purchased by the Fund: 325,000

7.    Principal amount purchased by the Fund: $324,769

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $13,640,309

9.    Aggregate principal amount of offering: $1,998,580,000

10.   Purchase price (net of fees and expenses): $99.929

11.   Date offering is due to commence: 3/5/12

12.   Trade Date: 3/5/12

13.   Price at close of the first day on which any sales were made: $99.929

14.   Commission, spread or profit to be received by principal underwriters:
      0.30%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [_]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [X] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -------------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   April 11, 2012
----------------------------------------  -------------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

      (a) Issuer: Santander Drive Auto Receivables Trust 2012 - 2A2 (SDART 2012-2 A2 0.91%-May 15, 2015)

      (b) CUSIP: 80282VAB (c) Class of Securities: Debt

2. Underwriter/Seller from whom securities were purchased: Deutsche Bank Securities

3. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

4. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 661,000

7.    Principal amount purchased by the Fund: $660,949

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $23,069,203

9.    Aggregate principal amount of offering: $450,000,000

10.   Purchase price (net of fees and expenses): $99.992

11.   Date offering is due to commence: 3/14/12

12.   Trade Date: 3/14/12

13.   Price at close of the first day on which any sales were made: $99.992

14.   Commission, spread or profit to be received by principal underwriters:
      0.17%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


Aggregation and Percentage Limit

e. The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -----------------------------------
Authorized Sub-adviser                    Name and Title
Representative

J.P. Morgan Investment Management, Inc.   April 11, 2012
----------------------------------------  -----------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: Santander Drive Auto Receivables Trust 2012 - 2 A3 (SDART 2012-2 A3 1.22% - December 15, 2015)

      (b) CUSIP: 80282VAC (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Deutsche Bank Securities

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 427,000

7.    Principal amount purchased by the Fund: $426,940

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $7,465,946

9.    Aggregate principal amount of offering: $131,460,000

10.   Purchase price (net of fees and expenses): $99.986

11.   Date offering is due to commence: 3/14/12

12.   Trade Date: 3/14/12

13.   Price at close of the first day on which any sales were made: $99.986

14.   Commission, spread or profit to be received by principal underwriters:
      0.20%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -----------------------------------
Authorized Sub-adviser                    Name and Title
Representative

J.P. Morgan Investment Management, Inc.   April 11, 2012
----------------------------------------  -----------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Weatherford International Ltd. (WFT 4.50% April 15, 2022)

      (b) CUSIP: 94707VAC (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Corporation

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 111,000

7.    Principal amount purchased by the Fund: $110,839

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $3,616,748

9.    Aggregate principal amount of offering: $748,912,500

10.   Purchase price (net of fees and expenses): $99.855

11.   Date offering is due to commence: 3/30/12

12.   Trade Date: 3/30/12

13.   Price at close of the first day on which any sales were made: $99.855

14.   Commission, spread or profit to be received by principal underwriters:
      0.65%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -----------------------------------
Authorized Sub-adviser                    Name and Title
Representative

J.P. Morgan Investment Management, Inc.   April 11, 2012
----------------------------------------  -----------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Weatherford International Ltd. (WFT 5.95% April 15, 2042)

      (b) CUSIP: 94707VAD (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Corporation

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 125,000

7.    Principal amount purchased by the Fund: $124,114

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $2,304,544

9.    Aggregate principal amount of offering: $546,100,500

10.   Purchase price (net of fees and expenses): $99.291

11.   Date offering is due to commence: 3/30/12

12.   Trade Date: 3/30/12

13.   Price at close of the first day on which any sales were made: $99.291

14.   Commission, spread or profit to be received by principal underwriters:
      0.88%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

 /s/ Cynthia Chau                        Cynthia Chau, Vice President
 --------------------------------------- -------------------------------------
 Authorized Sub-adviser Representative   Name and Title

 J.P. Morgan Investment Management, Inc. April 11, 2012
 --------------------------------------- -------------------------------------
 Sub-advisor Firm Name                   Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: PPL Capital Funding, Inc. (PPL 4.20% June 15, 2022)

      (b) CUSIP: 69352PAD (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: UBS Securities LLC

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 313,000

7.    Principal amount purchased by the Fund: $311,961

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $2,045,187

9.    Aggregate principal amount of offering: $400,000,000

10.   Purchase price (net of fees and expenses): $99.668

11.   Date offering is due to commence: 6/11/12

12.   Trade Date: 6/11/12

13.   Price at close of the first day on which any sales were made: $99.668

14.   Commission, spread or profit to be received by principal underwriters:
      0.65%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                           Cynthia Chau, Vice President
-----------------------------------------  ------------------------------------
Authorized Sub-adviser Representative      Name and Title

J.P. Morgan Investment Management, Inc.    July 9, 2012
-----------------------------------------  ------------------------------------
Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: CBS Corporation (CBS 4.85% July 1, 2042)

      (b) CUSIP: 124857AJ (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 1,075,000

7.    Principal amount purchased by the Fund: $1,047,115

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 3,580,000

9.    Aggregate principal amount of offering: $500,000,000

10.   Purchase price (net of fees and expenses): $97.406

11.   Date offering is due to commence: 6/11/12

12.   Trade Date: 6/11/12

13.   Price at close of the first day on which any sales were made: $97.406

14.   Commission, spread or profit to be received by principal underwriters:
      0.88%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                           Cynthia Chau, Vice President
-----------------------------------------  ------------------------------------
Authorized Sub-adviser Representative      Name and Title

J.P. Morgan Investment Management, Inc.    July 9, 2012
-----------------------------------------  ------------------------------------
Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Detroit Edison Company (DTE 3.95% June 15, 2042)

      (b) CUSIP: 250847EK (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.    Par Value purchased by the Fund: 364,000

7.    Principal amount purchased by the Fund: $362,417

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 7,594,000

9.    Aggregate principal amount of offering: $250,000,000

10.   Purchase price (net of fees and expenses): $99.565

11.   Date offering is due to commence: 6/19/12

12.   Trade Date: 6/19/12

13.   Price at close of the first day on which any sales were made: $99.565

14.   Commission, spread or profit to be received by principal underwriters:
      0.88%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -------------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   July 9, 2012
----------------------------------------  -------------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: AmeriCredit Automobile Receivables Trust 2012-3 A2 (AMCAR 2012-3 A2 0.71% December 8, 2015)

      (b) CUSIP: 03061UAB (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 1,110,000

7.    Principal amount purchased by the Fund: $1,109,927

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 25,000,000

9.    Aggregate principal amount of offering: $384,000,000

10.   Purchase price (net of fees and expenses): $99.99344

11.   Date offering is due to commence: 6/19/12

12.   Trade Date: 6/19/12

13.   Price at close of the first day on which any sales were made: $99.99344

14.   Commission, spread or profit to be received by principal underwriters:
      0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -------------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   July 9, 2012
----------------------------------------  -------------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: AmeriCredit Automobile Receivables Trust 2012-3 A3 (AMCAR 2012-3 A3 0.95% January 9, 2017)

      (b) CUSIP: 03061UAC (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.    Par Value purchased by the Fund: 622,000

7.    Principal amount purchased by the Fund: $621,934

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 16,000,000

9.    Aggregate principal amount of offering: $203,846,000

10.   Purchase price (net of fees and expenses): $99.98940

11.   Date offering is due to commence: 6/19/12

12.   Trade Date: 6/19/12

13.   Price at close of the first day on which any sales were made: $99.98940

14.   Commission, spread or profit to be received by principal underwriters:
      0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -------------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   July 9, 2012
----------------------------------------  -------------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: John Deere Capital Corp. (DE 0.95% June 29, 2015)

      (b) CUSIP: 24422ERS (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Deutsche Bank Securities

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 755,000

7.    Principal amount purchased by the Fund: $754,796

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 43,510,000

9.    Aggregate principal amount of offering: $600,000,000

10.   Purchase price (net of fees and expenses): $99.973

11.   Date offering is due to commence: 6/26/12

12.   Trade Date: 6/26/12

13.   Price at close of the first day on which any sales were made: $99.973

14.   Commission, spread or profit to be received by principal underwriters:
      0.15%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -------------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   July 9, 2012
----------------------------------------  -------------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: General Electric Capital Corporation (GE 1.625% July 2, 2015)

      (b) CUSIP: 36962G5Z (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 1,000,000

7.    Principal amount purchased by the Fund: $999,150

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 19,900,000

9.    Aggregate principal amount of offering: $1,200,000,000

10.   Purchase price (net of fees and expenses): $99.915

11.   Date offering is due to commence: 6/27/12

12.   Trade Date: 6/27/12

13.   Price at close of the first day on which any sales were made: $99.915

14.   Commission, spread or profit to be received by principal underwriters:
      0.20%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                           Cynthia Chau, Vice President
-----------------------------------------  ------------------------------------
Authorized Sub-adviser Representative      Name and Title

J.P. Morgan Investment Management, Inc.    July 9, 2012
-----------------------------------------  ------------------------------------
Sub-advisor Firm Name                      Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Cameron International Corp. (CAM 1.6 30Apr15)

      (b) CUSIP: 13342BAH (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 296,000

7.    Principal amount purchased by the Fund: $295,873

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 9,181,000

9.    Aggregate principal amount of offering: $250,000,000

10.   Purchase price (net of fees and expenses): $99.957

11.   Date offering is due to commence: 5/14/12

12.   Trade Date: 5/14/12

13.   Price at close of the first day on which any sales were made: $99.9570

14.   Commission, spread or profit to be received by principal underwriters:
      0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]

/s/ Cynthia Chau                          Cynthia Chau, Vice President
----------------------------------------  -----------------------------------
Authorized Sub-adviser Representative     Name and Title

J.P. Morgan Investment Management, Inc.   June 7, 2012
----------------------------------------  -----------------------------------
Sub-advisor Firm Name                     Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Kellogg Co. (K 3.125 17May22)

      (b) CUSIP: 487836BJ (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 667,000

7.    Principal amount purchased by the Fund: $661,391

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 9,048,000

9.    Aggregate principal amount of offering: $700,000,000

10.   Purchase price (net of fees and expenses): $99.159

11.   Date offering is due to commence: 5/14/12

12.   Trade Date: 5/14/12

13.   Price at close of the first day on which any sales were made: $99.159

14.   Commission, spread or profit to be received by principal underwriters:
      0.45%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):
   EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that   [X]
       is being offered to the public where:
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (ii)  "Government Securities," meaning securities that:                   [_]
 . are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (iii) "Eligible Municipal Securities," meaning securities that are:       [_]
 . direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 . sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
       the offering:
 .     is part of a public offering conducted under the laws of a foreign country;
 .     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 .     is offered at a fixed price to all purchasers in the offering;
 . contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 . if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 . the issuer (including predecessors) has been in continuous operation for at least three years.

 (v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
 .     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 . is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 . the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 . the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
      Yes [X] No [_]


 /s/ Cynthia Chau                        Cynthia Chau, Vice President
 --------------------------------------- -------------------------------------
 Authorized Sub-adviser Representative   Name and Title

 J.P. Morgan Investment Management, Inc. June 7, 2012
 --------------------------------------- -------------------------------------
 Sub-advisor Firm Name                   Date